Exhibit 10.04

                           AGREEMENT AND BILL OF SALE

     This Agreement and Bill of Sale (this "Agreement") is made and entered into this 28th day of May, 1999, by and between ATN Network, Inc., a Texas corporation ("Seller"), and Hispano Television Ventures, Inc., a Texas corporation ("Purchaser").

                                    RECITALS

     Seller owns and operates a television station located at #1 Microwave Tower Road, Usury Peak, Mesa, Arizona 85281, hereinafter referred to as the "Business." Seller desires to sell, and Purchaser desires to purchase, the assets composing the Business on the terms and conditions set forth in this Agreement.

                                    AGREEMENT

      In consideration of the mutual representations, warranties and covenants set forth in this Agreement, and on the terms and subject to the conditions herein set forth, the parties hereby agree as follows:

     1. PURCHASE AND SALE. For the consideration specified in Section 3 below, and subject to the terms, conditions and agreements contained in this Agreement, Seller agrees to sell, transfer, convey and deliver to Purchaser, and does hereby sell, transfer, convey and deliver to Purchaser, free and clear of all liens charges, claims and encumbrances, and Purchaser agrees to purchase and accept from Seller, and has purchased and accepted from Seller, the following described property (collectively, the "Assets"), being intended to describe all of the assets of the Business, except those excluded pursuant to Section 2 below:

     A. All furniture, fixtures, production and other equipment, supplies, tape libraries and other fixed assets of Seller used by Seller in the operation of the Business, including, but not limited to, those items described in Exhibit "A" attached hereto and incorporated herein for all purposes by this reference;

     B. All inventory owned and/or acquired through the Business or otherwise located at the location of the Business and all existing rights to its advertising and programming;

     C. All accounts receivable arising out of the Business together with all promissory notes and evidences of indebtedness owed to Seller on such accounts receivable, together with all rights to evidences of indebtedness, claims, choses in action, liens, pledges and other instruments and security of every kind and nature owned by Seller as security for and in any manner securing or collateral to or for said accounts receivable;

     D. All of Seller's right, title and interest in and to the leasehold interests and leasehold assets in and upon the premises described above and presently leased by Seller and occupied by the Business (the "Leaseholds"), including all prepaid rentals and all security and utility deposits paid by Seller in connection with the Leaseholds;

     E. Those certain contracts, agreements, arrangements and/or commitments relating to the Business and/or Assets which Purchaser has elected to assume as expressly indicated on Exhibit "B" attached hereto (the "Assumed Contracts"); and

     F. All compilations and lists of present or former customers, all mailing lists, all business records, files and papers relevant to the Business or relating to the Assets described in Sections 1(A) through l(E) (including all records relating to all inventory records, customer files, customer credit histories and other data related to the Assets described in Sections 1(A) through Sections 1(E), all telephone numbers, listings and advertisements (including specifically the telephone number(s) presently used by Seller in the Business and all presently utilized "yellow pages" advertisements), the right (but not the obligation) to assume Seller's experience rating or other rating with any employment commission or regulatory agency, all licenses, permits, applications and franchises (specifically including Seller's Federal Communications Commission license) ("FCC License") relating to the Assets, to the extent the same are transferable and unless otherwise excluded, and all good will and intangible assets and other rights and privileges of Seller desirable or useful to Purchaser for the purpose of continuing the Business and maintaining and retaining the existing customers, advertisers, vendors and business of Seller, together with the right to use any trade names presently or formerly used by Seller in the Business and any name derived from or so similar as to require the consent of Seller to its rightful use, for any lawful business purpose. Purchaser shall have the ongoing right, either on its own behalf or as Seller's agent, to contest any attempt by any third party to use such name in the areas in which the Business is conducted. In connection with the right to use such similar name, Seller shall withdraw all Certificates or Notices on file in any recording office in the County and State in which the Business is located in order that the name referred to above or any similar name may be used by Purchaser. Further, Purchaser shall have the right, but not the obligation, to hire any and all of the present employees of Seller. Except as expressly provided to the contrary in this Agreement, Purchaser shall also have the right, but not the obligation, to assume any rights', privileges or duties under any continuing contracts not specifically listed in Exhibit "B" but relating in any way to the operation of the Business.

      TO HAVE AND TO HOLD all and singular the Assets unto Purchaser, its successors and assigns, forever, and Seller does hereby bind itself, its successors and assigns, to warrant and forever defend, all and singular, title to the Assets unto Purchaser, its successors and assigns, against every person whomsoever lawfully claiming or attempting to claim the same, or any part thereof.

     2. EXCLUDED ASSETS. Seller and Purchaser recognize and agree that the following described assets shall not be sold as a part of the Business:

     A.   Records of the Business which Seller is required to retain by law;

     B.   Cash on hand and cash equivalents; and

     3. CONSIDERATION. Seller hereby agrees that Purchaser's assumption of the Assumed Contracts and Purchaser's prior payment of certain expenses on behalf of Seller prior to the date of this Agreement, constitute adequate and sufficient consideration for the sale to Purchaser of all interests held by Seller in and to the Assets and for the performance by Seller of all of its covenants and agreements hereunder.

     4. THE CLOSING. The Closing of the transactions contemplated under this Agreement (the "Closing") shall take place on May 28, 1999 at the offices of Cantey & Hanger, L.L.P., at 801 Cherry Street, Suite 2100, Fort Worth, Texas 76102, at 2:00 p.m. central time (the "Closing Date"), or at such other time and date as mutually agreed upon by the parties. At the Closing, the following shall take place:

     A. Seller shall have provided Purchaser with written evidence of all approvals of Seller's lenders, vendors, lessors and other parties required to be obtained in connection with the consummation of the transactions contemplated under this Agreement. If any governmental license or permit exists, which, by its terms or applicable law, expires, terminates or is otherwise rendered invalid upon the transfer of the Assets and is required in order for the Business to be conducted following such transfer in the same manner as conducted previously, Purchaser shall have received an equivalent of that license or permit, effective as of and after the Closing Date, with the exception of the FCC License, for which Seller shall provide to Purchase all necessary documentation to apply for the FCC License's transfer on the Closing Date.

     B. Without additional consideration, Seller agrees to aid, assist and cooperate with Purchaser in all respects in the orderly transfer of the Business to Purchaser and to use all reasonable efforts to the end that Purchaser shall realize a maximum retention of the customers and general business and good will of the Business. At the Closing, and at all times thereafter as may be necessary, Seller shall execute and deliver and use its best efforts to cause other persons to execute and deliver to Purchaser such other instruments, releases or documents, and will do or use its best efforts to cause to be done such acts, as shall be reasonably necessary to vest in Purchaser good and indefeasible title to the Assets described in Sections l(A) through Sections 1(F) hereof and to comply with the purposes and intents of this Agreement and to more completely consummate or make effective the transactions contemplated hereunder.

     5. LIMITED ASSUMPTION OF LIABILITIES. It is specifically agreed and understood that Purchaser does not and shall not assume or agree to pay, perform or discharge any accounts payable of Seller, nor any other obligations, liabilities or duties of Seller, whether accrued, absolute, contingent or otherwise, arising out of or in any way connected with Seller's activities and/or the operation of the Business prior to the Closing, except as specifically fisted on Exhibit "C" attached hereto and incorporated herein for all purposes by this reference, which lists liabilities Purchaser hereby expressly assumes. Seller agrees to take such actions after the Closing as may be required to defend the title of Purchaser and confirm the sale of the assets described in Sections 1(A) through Sections 1(F) to Purchaser sold hereunder. Seller agrees to fully indemnify, defend and hold Purchaser harmless from any Losses (as hereinafter defined) incurred by Purchaser arising from or in any way related to any such prior obligations, liabilities or duties of Seller.

     6. POSSESSION/TRANSFER OF PROPERTY/TRANSITION AGREEMENTS. Possession of all property sold pursuant to this Agreement shall be effectively transferred to Purchaser as of the Closing and title to all such property shall be delivered on the same date. In recognition that Seller has been operating the Business and Purchaser intends to continue operating it without interruption, the following additional agreements are made:

     A. All income earned before the Closing shall be credited or received by Seller, and all income earned or accrued on or after the Closing shall be credited and received by Purchaser;

     B. All expenses incurred or benefiting operations before the Closing shall be paid by Seller, and all expenses incurred or benefiting operations on or after the Closing shall be paid by Purchaser; and

     C. Both parties agree to cooperate with each other so that there is an orderly transfer of the business operations of the Business, collection of all applicable income of each party and the payment of all applicable expenses attributable to each party in accordance with this Agreement. All income collected by one party attributable to the other shall upon receipt be immediately remitted to the other party entitled to the income. Any expenses attributable to one party presented for payment after the Closing shall be immediately paid by the party owing such expense in accordance herewith, or such party shall immediately reimburse the other party for any such expense paid by such other party upon accounting therefor.

     7. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller hereby represents, warrants and guarantees to Purchaser that the following are true and correct as of the Closing Date and are in addition to and not exclusive of any other representations, warranties or guarantees made elsewhere in this Agreement:

     A. All accounts, accounts receivable, notes and other evidences of indebtedness reflected by Seller's books and records as owed to and owned by Seller and which are being transferred and sold to Purchaser represent bona fide assets of Seller and bona fide transactions between Seller and the respective parties to such transactions. Seller's books and records which are being delivered to Purchaser contain an accurate record of the Business.

     B. Seller owns the Business and all Assets of every kind and nature being transferred to Purchaser hereunder, free and clear of all contracts, interests, security interests, claims, liens, pledges, penalties, charges, encumbrances, buy-sell agreements and all other rights of any party whatsoever of every kind and character, and has good and indefeasible title to, and the unconditional right to sell, assign, convey, transfer and deliver to Purchaser the Business and such Assets, free and clear of any contracts, interests, security interests, claims, liens, pledges, penalties, charges, encumbrances, buy-sell agreements and all other rights of any party whatsoever of every kind and character. Upon the issuance and delivery of the Consideration Shares in accordance with this Agreement, good and indefeasible title to all Assets shall be and has become vested in Purchaser, free and clear of any contracts, interests, security interests, claims, liens, pledges, penalties, charges, encumbrances, buy-sell agreements or other rights of any party whatsoever.

     C. No refunds, repayments or claims of any nature are now due or will become due and payable, outside of the ordinary course of business, relating to any transactions of Seller and, to Seller's knowledge, all transactions of any nature have been entered into and/or completed in accordance with all applicable statutes, laws, rules, codes, regulations and ordinances.

     D. Seller is not a party to, nor, to Seller's knowledge, is there any threat of, any action, lawsuit, claim, investigation or proceeding, whether judicial or administrative, arising out of, in connection with, against, in any way affecting, or that could affect, Seller or any of the assets of Seller, or any of the business, assets or property being transferred under or in connection with the terms of this Agreement and Seller knows of no basis for any such action, proceeding or investigation.

     E. There are no judgments, writs, injunctions, decrees, liens, claims, encumbrances, charges, demands or security interests in effect or outstanding against Seller or applicable to its business, assets, operations or employees including the Business or any of the Assets being transferred in connection with this Agreement.

     F. EXHIBIT "B", attached hereto and incorporated herein for all purposes by this reference, sets forth a fist of all contracts, agreements, leases, commitments, and other similar obligations of Seller relating to the Business involving (1) the Leaseholds, or (2) an unperformed commitment in excess of $5,000 per year, or (3) a duration exceeding one year from the date hereof (collectively, the "Contracts"). Those Contracts which Purchaser has elected to assume are identified on Exhibit B and are the Assumed Contracts mentioned in Section 1(E) hereof Purchaser shall not be responsible for or liable with respect to any Contract not identified as an Assumed Contract. True and correct copies of all Contracts (including any amendments, addenda or supplements thereto) have been delivered to Purchaser prior to the date hereof and true and correct and complete written descriptions of all oral contracts have been delivered to Purchaser prior to the date hereof With respect to the Contracts, and, except as expressly set forth in Exhibit "B" attached hereto:

          (1) Each Contract is in full force and effect and is a valid and binding agreement of Seller and the other parties thereto enforceable in accordance with its terms, and no defenses, offsets or counterclaims have been asserted or may be made by any party thereto, nor has Seller waived any rights thereunder;

          (2) Neither Seller nor, to Seller's knowledge, any other party to any Contract is in default with respect to any material term or provision thereof, nor has any event occurred which, with the giving of notice or the lapse of time, or both, would constitute such a default and no penalties have been incurred nor are any amendments pending;

          (3) Seller knows of no fact or circumstance which reasonably can be expected in the future to cause Seller or Purchaser (after assignment) to be in default under any Contract; and

          (4) Except for the Contracts, Seller has not entered into nor are the Assets of the Business bound by, whether or not in writing any
               (i) partnership or joint venture agreement; (ii) mortgage, deed of trust, security agreement or any other lien, security interest or charge; (iii) guaranty, indemnification or contribution agreement; (iv) employment, consulting or compensation agreement;
               (v) lease of real or personal property, whether as lessor, lessee, sublessor, or sublessee; (vi) agreement relating to any matter or transaction in which an interest is held by a person or entity that is an affiliate of Seller; (vii) powers of attorney; or (viii) contracts containing any non-competition covenants.

          Neither the Business nor any of the Assets are subject to or otherwise affected by any agreement or instrument or any charter or other restriction that could or does materially affect such Assets or the Business. Seller has not received notice of any plan or intention of any other party to any Assumed Contract to exercise any right to cancel or terminate any Assumed Contract, and Seller knows of no fact that would justify the exercise of such right. Seller currently has no knowledge that any other person or entity currently contemplates any amendment or change to any Contract.

     G. Seller has not been and is not presently in violation, to Seller's knowledge, of any statute, rule, ordinance, regulation, licensing requirement, decision, charge or order of any Court or official or administrative body, nor, to Seller's knowledge, is any type of action or proceeding pending or threatened against Seller that could materially adversely affect the business and/or assets to be transferred pursuant to the terms of this Agreement.

     H. Seller has duly and timely filed all income, excise, corporate, franchise, property, sales, payroll, withholding and other tax returns and reports required to be filed by it as of the date hereof by the United States, the State and County in which the Business is located, or any political subdivision thereof and has timely paid and discharged all obligations (including penalties and interest) which have become due pursuant to such returns and any assessments which have been received by it or otherwise. All such tax returns or reports fairly reflect the taxes of Seller for the periods covered thereby. Seller is not delinquent in the payment of any tax, assessment or governmental charge, there is no tax deficiency or delinquency asserted against Seller and there is no unpaid assessment, proposal for additional taxes, deficiency or delinquency in the payment of any of the taxes of Seller that could be asserted by any taxing authority. To the knowledge of Seller, Seller is not in material violation of any federal, state, local or foreign tax law. No Internal Revenue Service audit or audit by any State tax collection agency of Seller is pending or, to the knowledge of Seller, threatened, and the results of any completed audits are properly reflected in the financial statements of Seller. Seller has not granted any extension to any taxing authority of the limitation period during which any tax liability may be asserted. All monies required to be withheld by Seller from employees or collected from customers for income taxes, social security and unemployment insurance taxes and sales, excise and use taxes, and the portion of any such taxes to be paid by Seller to governmental agencies, have been collected or withheld and either paid to the respective governmental agencies or set aside in accounts for such purpose.

     I. There are no agreements with any labor union, other labor organization or labor representatives applicable to or covering the employees of the Business, nor are any discussions or negotiations in anticipation of any such agreement presently under way or anticipated, nor does Seller know of any current or contemplated union organization efforts or negotiations, nor has there been any request made to enter any such negotiations or to hold any type of election relating to employer/employee relations or bargaining. Seller has not experienced and is not experiencing, nor does Seller know of any reason to expect, any labor troubles or strikes, work stoppages, slow downs, or other material interference with or impairment of the Business of Seller by labor, nor has Seller committed any unfair labor practices.

     J. There are no oral or written agreements of employment with any employee of the Business which are not terminable at will with no liability for such termination or which have not been terminated and satisfied in full prior to Closing. Seller has no knowledge of any facts that would indicate that a significant number of employees of the Business would not, if offered, accept employment with Purchaser on a basis no less favorable than that upon which such employees are currently employed by Seller.

     K. Seller has made no commitment to past or present employees regarding expenses, pension, profit sharing or any other type of compensation, benefit, option, remuneration or reimbursement that has not been terminated and satisfied in full prior to Closing or that will not be satisfied by Seller promptly after Closing, and Seller has no direct or indirect, express or implied, obligation to pay severance or termination pay to any officer or employee of the Business, or to pay any amounts to any consultant, agent, or similar person or entity. Seller has not granted or become obligated to grant any increases in wages or salary of, or paid or become obligated to pay any bonus to, or made or become obligated to make any similar payment to, or granted or become obligated to grant any benefit to or on behalf of, any officer, employee or agent of the Business. Seller does not maintain, sponsor or make, and is not required to make contributions to, any pension, profit-sharing, stock loans, stock options, thrift or other retirement plan, medical, hospitalization, vision, dental, life, disability, vacation or other insurance plan or other funded benefit plan for the employees of the Business.

     L. Purchaser will suffer no loss, cost or expense because of the non-compliance of the parties hereto with any bulk transfer statute or law.

     M. Except as contemplated hereby, Seller has received no notice of any plan or intention on the part of any supplier, vendor, or provider of any other business services or products to the Business to exercise the right to cancel or terminate or substantially curtail its business arrangement with Seller, and Seller knows of no fact that would justify the exercise of such a right.

     N. Seller has full power and authority to execute, deliver and perform this Agreement. All necessary action has been taken by Seller to duly authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered and is a valid and binding obligation of Seller, enforceable in accordance with its terms. Except as contemplated in Section 4 above, no consent, waiver, approval or authorization of, or declaration, designation, permit or license of, or filing, registration or qualification with, any governmental or regulatory authority, or any lender or lessor or other third party, is required to be made or obtained in connection with the execution, delivery and performance of this Agreement or the transactions contemplated hereby, or to preserve for Purchaser any rights and benefits enjoyed by Seller on the date hereof following the consummation of this transaction.

     O. The execution, delivery and performance of this Agreement by Seller will not (1) conflict with or result in any breach of any of the terms, conditions or provisions of, or with the passage of time or by the giving of notice, constitute a default under, any contract, indenture, mortgage, deed of trust, agreement or other instrument to which Seller is a party or by which any of the property covered hereby may be bound or affected, (2) result in the creation of any lien, charge, claim or encumbrance upon any of the properties or assets of Seller covered hereby, or (3) violate any applicable law or regulation or judgment or order of any court or governmental agency.

     P. The representations, warranties and guarantees and all other information contained in any exhibits hereto, and in any other information and written documents furnished by Seller in connection with the transactions contemplated hereby are true, correct and complete in all material respects. Such representations, warranties and guaranties and such documents and information state all material facts required to be stated therein and do not omit to state any material facts necessary to make the statements contained herein or therein not misleading. There is no material misrepresentation in, or material omission from, any written information or data furnished by Seller to Purchaser.

     8. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to Seller that the following are true and correct on and as of the Closing Date:

     A. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and is qualified to transact business and is in good standing in the jurisdictions where it is required to qualify in order to conduct its businesses as presently conducted. Purchaser has the power and authority to own, lease or operate all properties and assets now owned, leased or operated by it and to carry on its businesses as now conducted.

     B. Purchaser may execute, deliver and perform this Agreement without the necessity of Purchaser obtaining any consent, approval, authorization or waiver or giving any notice or otherwise, except for such consents, approvals, authorizations, waivers and notices which are expressly contemplated under this Agreement or which have been obtained and are unconditional and are in full force and effect and such notices which have been given.

     C. The execution, delivery and performance of this Agreement by Purchaser will not:

          (1) constitute a violation of Purchaser's Restated Articles of Incorporation or Bylaws;

          (2) to Purchaser's knowledge, constitute a violation of any statute, judgment, order, decree or regulation or rule of any court, governmental authority or arbitrator applicable or relating to Purchaser; or

          (3) constitute a default under any contract to which Purchaser is a party except where such default would not have a material adverse effect upon the ability of Purchaser to perform its obligations under this Agreement.

     D. This Agreement has been duly authorized, executed and delivered by Purchaser. This Agreement constitutes the legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms, except as may be limited by bankruptcy, reorganization, insolvency and similar laws of general application relating to or affecting the enforcement of rights of creditors.

     9. MUTUAL COVENANTS. Purchaser and Seller further agree as follows:

     A. Each party shall bear its own expenses incurred in connection with the preparation, execution and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of agents, representatives, counsel and accountants. In case of termination of this Agreement, the obligation of each party to pay its own expenses shall be subject to any rights of such party arising from a breach of this Agreement by the other party.

     B. In connection with the transactions contemplated by this Agreement, all information furnished to a party shall be kept confidential by such party and its associates, agents, employees, consultants and advisors prior to the Closing Date, or in the event the Closing does not occur, at all times, and the same will not be used in any manner adverse to the furnishing party. In the event the Closing does not occur, all such information in any tangible form shall be returned immediately to the furnishing party. Neither party hereto shall issue any press release or make any public statement regarding the transactions contemplated by this Agreement without obtaining the prior consent of the other party, which consent shall not be unreasonably withheld.

     10. INDEMNIFICATION.

     A. Except as otherwise expressly provided in this Section 10, Seller shall defend, indemnify and hold harmless Purchaser and each of Purchaser's shareholders, affiliates, officers, directors, employees, agents, successors and assigns (Purchaser and such persons and entities, collectively, "Purchaser's Indemnified Persons"), and shall reimburse Purchaser's Indemnified Persons, for, from and against each and every demand, claim, loss, liability, judgment, damage, cost and expense (including, without limitation, interest, penalties, costs of preparation and investigation, and the reasonable fees, disbursements and expenses of attorneys, accountants and other professional advisors) (collectively, the "Losses") imposed on or incurred by Purchaser's Indemnified Persons, directly or indirectly, relating to, resulting from or arising out of any inaccuracy in any representation or warranty of Seller in any respect, whether or not Purchaser's Indemnified Persons relied thereon or had knowledge thereof, or any breach or nonfulfillment of any covenant, agreement or other obligation of Seller under this Agreement or any certificate or other document delivered or to be delivered pursuant hereto or any tax filing or return or payment made, or position taken by Seller, which any authority challenges and which results in assertion of Losses against Purchaser.

     B. Except as otherwise expressly provided in this Section 10, Purchaser shall defend, indemnify and hold harmless Seller and each of Seller's shareholders, affiliates, officers, directors, employees, agents, successors and assigns (Seller and such persons, collectively, "Seller's Indemnified Persons"), and shall reimburse Seller's Indemnified Persons, for, from and against all Losses imposed on or incurred by Seller's Indemnified Persons, directly or indirectly, relating to, resulting from or arising out of (i) any inaccuracy in any representation or warranty of Purchaser in any respect, whether or not Seller's Indemnified Persons relied thereon or had knowledge thereof, or any breach or nonfulfillment of any covenant, agreement or other obligation of Purchaser under this Agreement or any certificate or other document delivered or to be delivered pursuant hereto; (ii) obligations maturing after the Closing in connection with the liabilities fisted on Exhibit "C"; or (iii) the ownership, use, possession or operation of the Business from and after the Closing.

     C. If any action, claim or proceeding shall be brought or asserted by one or more third parties against a party hereto or any successor or indemnified person related thereto (the "Indemnified Person") in respect of which indemnity may be sought under this Section 10 from an indemnifying person or any successor thereto (the "Indemnifying Person"), the Indemnified Person shall give prompt written notice of such action, claim or proceeding, together with a copy of such claim, process or other legal pleading, to the Indemnifying Person, who shall assume the defense thereof, including the employment" of counsel reasonably satisfactory to the indemnified Person and the payment of all expenses; except that any delay or failure to so notify the Indemnifying Person shall relieve the Indemnifying Person of its obligations hereunder only to the extent, if at all, that it is prejudiced by reason of such delay or failure. The Indemnified Person shall have the right to employ separate counsel in any of the foregoing actions, claims or proceedings and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnified Person unless both the Indemnified Person and the Indemnifying Person are named as parties and the Indemnified Person shall in good faith determine that representation by the same counsel is inappropriate. In the event that the Indemnifying Person, within ten days after notice of any such action, claim or proceeding (or, if earlier, by the 10th day preceding the day on which an answer or other pleading must be served in order to prevent judgment by default in favor of the person asserting such action, claim or proceeding), fails to assume the defense thereof, the Indemnified Person shall have the right (upon further notice to the Indemnifying Person) to undertake the defense, compromise or settlement of such action, claim or proceeding for the account and at the risk of the Indemnifying Person and at the Indemnifying Person's expense, subject to the right of the Indemnifying Person to assume the defense of such action, claim or proceeding with counsel reasonably satisfactory to the Indemnified Person at any time prior to the settlement, compromise or final determination thereof. Anything in this Section 10 to the contrary notwithstanding, the Indemnifying Person shall not, without the Indemnified Persons prior written consent, settle or compromise any action, claim or proceeding, or consent to the entry of any judgment with respect to any action, claim or proceeding for anything other than money damages paid by the Indemnifying Person, and then only if the claimant provides to the Indemnified Person a release from all liability in respect of such action, claim or proceeding. The Indemnifying Person may, without the Indemnified Person's prior written consent, settle or compromise any such action, claim or proceeding or consent to entry of any judgment with respect to any such action, claim or proceeding that requires solely the payment of money damages by the Indemnifying Person, and that includes as an unconditional term thereof the release by the claimant or the plaintiff of the Indemnified Person from all liability in respect of such action, claim or proceeding. The Indemnified Party and the Indemnifying Party will cooperate with all reasonable requests of the other. As a condition to asserting any rights under this
          Section 10, each Purchaser's Indemnified Person must appoint Purchaser, and each Seller's Indemnified Person must appoint Seller, as its sole agent for all matters relating to any claim hereunder.

     D. The remedies provided in this Section 10 shall not be exclusive of any other rights and remedies available by one party against the other, either in law or in equity. The foregoing indemnification is given solely for the purpose of protecting the parties to this Agreement and the persons in the capacities named in this Section 10 and shall not be deemed extended to, or interpreted in any manner to confer any benefit, right or cause of action upon any other person.

     11. RIGHT OF ACCESS. It is agreed that, after the Closing, Seller shall have, upon reasonable notice, the right of reasonable access to the accounts, books, records and other information relating to the Business to meet any requirements imposed upon Seller by any statute, code or rule of law. Purchaser shall not be required to keep or maintain such items longer than it normally retains its own such items.

     12. SURVIVAL OF REPRESENTATIONS AND WARRANTIES AND LIMITATION AS TO KNOWLEDGE. The representations and warranties of the parties shall survive the Closing. Whenever a statement regarding the existence or absence of facts in this Agreement is qualified by a phrase such as "to such person's knowledge," "known to such person," or variations thereof, it is intended by the parties that the only information to be attributed to such person is information actually or constructively known to (i) such person, in the case of an individual, or (ii) in the case of a corporation an officer or managerial employee as a result of him or her having devoted substantive attention to matters of such nature during the ordinary course of his or her employment. A person shall be deemed to have "constructive knowledge" of those matters which the individual involved could reasonably be expected to have discovered as a result of undertaking an investigation of such a scope and extent as a reasonably prudent person would undertake concerning the particular subject matter during the ordinary course of conducting his or her business affairs.

     13. GOVERNING LAW; BINDING EFFECT; SEVERABILITY. This Agreement shall be construed under and in accordance with the laws of the State of Texas, without regard for conflict of law rules. All of the terms, agreements, covenants, warranties, representations, promises and conditions contained in this Agreement shall apply to, be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns, and shall survive the Closing hereunder. In case any one or more of the provisions contained in this Agreement or any instrument(s) executed pursuant to the terms of this Agreement shall be held to be invalid, illegal or unenforceable in any respect for any reason, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision(s) had never been contained herein. In lieu of any invalid, illegal or unenforceable provision herein, there shall be added automatically as a part of this Agreement, a provision as similar in its terms to such invalid, illegal or unenforceable provision as may be possible and be valid, legal and enforceable.

     14. ENTIRE AGREEMENT; MODIFICATION. This Agreement supersedes any and all other prior understandings and agreements, either oral or in writing, between the parties hereto with respect to the subject matter hereof and constitutes the sole and only agreement between the parties with respect to the matter covered hereby, except that the obligations of any party under any agreement executed pursuant to this Agreement shall not be affected by this Section 14. Each party to this Agreement acknowledges that no representations, inducements, warranties, covenants, guarantees, statements, promises or other agreements, oral or otherwise, have been made by any party, or by anyone acting on behalf of any party, which are not embodied herein, and that no representation, inducement, warranty, covenant, guarantee, agreement, statement or promise not contained in this writing shall be valid or binding or of any force or effect. Notwithstanding any investigation by Purchaser of the accounts, books, records or other business of Seller, Purchaser shall be entitled to rely upon all agreements, covenants, promises, warranties, representations and guarantees of Seller and Covenant or contained in this Agreement. No change or modification of this Agreement shall be valid or binding upon the parties hereto unless such change or modification shall be in writing and signed by all of the parties hereto.

     15. NO BROKER'S OR FINDER'S FEE. Purchaser represents and warrants that it has not incurred any obligation to pay any brokerage commission or finder's fee with regard to the transaction contemplated by this Agreement, and Seller represents and warrants that any commission or other compensation payable to any broker(s) engaged by it will be borne by Seller. Purchaser hereby agrees to fully indemnify Seller, and Seller hereby agrees to fully indemnify Purchaser, from and against any and all liability (including, without limitation, reasonable attorneys' fees and other costs of defending any such liability and enforcing its indemnification) for payment of any commission, fee or other compensation in the nature of a brokerage commission or finder's fee to any person, firm or corporation claiming to have acted on behalf of such indemnifying party in connection with the transaction contemplated by this Agreement.

     16. NOTICES. Except as expressly provided herein, all notices permitted or required to be given in connection with this Agreement shall be in writing and shall be delivered either by personal delivery, telegram, or facsimile means, by certified or registered mail, return receipt requested, or by express courier or delivery service, addressed to the parties hereto at the following addresses:

            Seller:     ATN Network, Inc.
                        Attention:  P. Alan Luckett
                        2426 Arbuckle Court
                        Dallas, Texas  75229
                        Tel. No.:  972-488-2959
                        Fax No.:  972-488-2956

            Purchaser:  Hispano Television Ventures, Inc.
                        Attention:  Victor F. Mantecon
                        2426 Arbuckle Court
                        Dallas, Texas  75229
                        Tel. No.:  972-488-2959
                        Fax No.:  972-488-2956

or at such other address and number as either party shall have previously designated by written notice given to the other party in the manner herein and above set forth. Notices shall be deemed given when received, if sent by telegram, telex, telecopy or similar facsimile means (confirmation of such receipt by confirmed facsimile transmission being deemed receipt of communications sent by telex, telecopy or other facsimile means); and when delivered and receipted for (or upon the date of attempted delivery if delivery is refused), if hand delivered, sent by express courier or delivery service, or sent by certified or registered mail, return receipt requested.

     17. ATTORNEYS FEES. If any action, at law or in equity, including any action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement or to prove that a party is in breach of this Agreement, the prevailing party or parties shall be entitled to recover reasonable attorneys' fees from the other party or parties, which fees may be set by the Court in the trial of such action or may be enforced in a separate action brought for that purpose, and which fees shall be in addition to any other relief that may be awarded.

     18. COUNTERPARTS. This Agreement may be executed in separate or multiple counterparts, each of which shall be deemed an original, but all of which together shall be considered as one and the same Agreement.

     19. CONSTRUCTION; SECTION HEADINGS. Whenever the context hereof shall so require, the singular shall include the plural, the male gender shall include the female gender and the neuter, and vice versa. The Section headings contained in this Agreement are provided for convenience only and form no part of this Agreement and shall not effect its construction or interpretation.

     20. ASSIGNMENT. Neither party may assign this Agreement without the express written consent of the other party.

     21. WAIVER. Neither the failure nor any delay on the part of any party in exercising any right, power or privilege under this Agreement or the documents referred to herein shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any right, power or privilege. No waiver of any provision of this Agreement or of any parties failure to comply with this Agreement shall be valid unless such waiver is in writing and signed by the party to be charged with waiving the benefits of such provision or compliance.

     22. SPECIFIC PERFORMANCE. The parties hereto acknowledge that a refusal by any party to consummate the transactions contemplated hereby will cause irrevocable harm to the other parties hereto, for which there may be no adequate remedy at law and for which the ascertainment of damages would be difficult. Therefore, such parties shall be entitled; in addition to, and without having to prove the inadequacy of, other remedies at law, to specific performance of this Agreement, as well as injunctive relief (without being required to post bond or other security).

     23. TIME OF THE ESSENCE. With regard to all time periods set forth or referred to in this Agreement, time is of the essence.

      IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first above written.

                                     SELLER:

                                    ATN NETWORK, INC., a Texas corporation


                                    By:  /S/ P. ALAN LUCKETT
                                         -----------------------------------
                                          P. Alan Luckett, President



                                   PURCHASER:

                                    Hispano televiSION VENTURES, INC.,
                                    a Texas corporation


                                    By:   /s/ Victor F. Mantecon
                                          ---------------------------------
                                          Victor F. Mantecon, President of
                                          Network Operations

                                   EXHIBIT "A"

                                 LIST OF ASSETS

1.    One ARS three bay antenna.

2.    One Bext 40,000 watt transmitter.

3.    One Sony 5850 one-quarter inch record play deck.

4.    Two digital IRD's.

5.    One four meter satellite dish.

6. Assorted cables, co-ax and other miscellaneous transmission equipment and supplies required for transmission of Seller's television station.

                                   EXHIBIT "B"

                                CONTRACTS ASSUMED

License,  dated  September 25,  1995,  between  Tri-Communications,   Inc.  as
Licensor, and Seller as Licensee.

                                   EXHIBIT "C"

LIABILITIES ASSUMED

License,  dated  September 25,  1995,  between  Tri-Communications,   Inc.  as
Licensor, and Seller, as Licensee.